Exhibit 99.1

Contact:	Tim Adams, Chief Financial Officer
Anne Rivers, Investor Relations
Jeff Keene, Healthcare Media
Cytyc Corporation: 508-263-8765
www.cytyc.com

Stephanie Carrington
The Ruth Group: 646-536-7017

Shanti Skiffington/Wendy Williams
Schwartz Communications: 781-684-0770

FOR IMMEDIATE RELEASE

CYTYC REPORTS RECORD FOURTH QUARTER AND 2005 RESULTS

Q4 ‘05 Revenue Increases 25 Percent to $138.6 Million

Q4 ‘05 Net Income Increases 31 Percent to $33.4 Million

Marlborough, Mass., February 1, 2006 — Cytyc Corporation (Nasdaq: CYTC), a leading women’s health company, today announced results for the fourth quarter and year ended December 31, 2005.

Revenue for the quarter ended December 31, 2005, rose to $138.6 million, compared to revenue of $110.6 million for the same period of 2004. Net income for the quarter was $33.4 million, or $0.27 per diluted share, compared to net income for the same period in 2004 of $25.4 million, or $0.21 per diluted share.

Q4 2005 Highlights

•	Surgical products worldwide revenue increased 80 percent over fourth quarter 2004 to $44 million, representing more than 31 percent of total Company revenue.

•	Domestic diagnostic products revenue increased 6 percent over fourth quarter 2004 to $80.8 million and included shipment of 9 million ThinPrep® Pap Tests and 32 new ThinPrep® Imaging Systems.

•	International diagnostics revenue increased 36 percent over fourth quarter 2004 to $13.8 million.

Patrick J. Sullivan, Cytyc’s chairman, president, and chief executive officer, stated, “Our fourth quarter financial and operating performance was very strong. The surgical products division performed extremely well, as the NovaSure® endometrial ablation product line demonstrated impressive growth. The MammoSite® radiation therapy product for breast cancer treatment is gaining adoption and is well received by physicians. The fourth quarter results for the domestic diagnostic products division were driven by 9 million ThinPrep Pap Tests sold and the solid growth of the ThinPrep Imaging System installed base. We are excited about an emerging new standard of care with the ThinPrep Imaging System, and at the end of 2005, more than 30 percent of ThinPrep Pap Test slides were imaged. The strong fourth quarter performance of the international business is a further indication of its growth potential and demonstrates the strength of our international business model. We are extremely pleased by the strong performance of each of our three business segments and the overall growth in 2005 of our increasingly diversified product offerings.”

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Cytyc Reports Record Fourth Quarter and 2005 Results

Revenue for the year ended December 31, 2005, grew 29 percent to $508.3 million, compared to fiscal year 2004 revenue of $393.6 million.

Full Year 2005 Highlights

•	Surgical products worldwide revenue increased 131 percent over 2004 to $146.7 million for 2005.

•	Domestic diagnostic product revenue increased 8 percent over 2004 to $311.3 million for 2005, which was driven by 132 new ThinPrep Imaging Systems shipped in the U.S.

•	International diagnostic revenue increased 24 percent over 2004 to $50.3 million.

For the full year 2005, net income was $113.5 million, or $0.94 per diluted share, and adjusted net income, which excludes the impact of an arbitration decision in February 2005, was $118.4 million, or $0.98 per diluted share. For 2004, net income was $73.6 million, or $0.63 per diluted share, and adjusted net income, which excludes the charge for in-process research and development related to the acquisition of Novacept in March 2004, was $92.7 million, or $0.79 per diluted share.

Mr. Sullivan concluded, “These results demonstrate our successful efforts in 2005 to drive growth in our surgical products division while maintaining a strong focus on leveraging our core diagnostics business. We believe our strategy of offering a diverse mix of best-in-class products for women’s health will continue to drive the Company’s growth and expansion in 2006.”

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Change	2005	2004	% Change
	($ in millions)			($ in millions)
Diagnostic Product Revenue
Domestic	$80.8	$75.9	6%	$311.3	$289.5	8%
International	13.8	10.2	36%	50.3	40.5	24%

Total Diagnostic Product Revenue	94.6	86.1	10%	361.6	330.0	10%

Surgical Products Revenue (worldwide)	44.0	24.5	80%	146.7	63.6	131%

Total Company Revenue	$138.6	$110.6	25%	$508.3	$393.6	29%

Diagnostic products revenue consists primarily of revenue from the ThinPrep Pap Test and the ThinPrep Imaging System. Worldwide revenue from surgical products consists primarily of sales of the NovaSure System and the MammoSite Radiation Therapy System and includes approximately $2.8 million of international sales for 2005. Revenue for the full year ended December 31, 2005 includes MammoSite sales from the date of the acquisition of Proxima Therapeutics, Inc. on March 7, 2005. Revenue for the full year ended December 31, 2004 includes NovaSure revenue from the date of the acquisition of Novacept on March 24, 2004.

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Cytyc Reports Record Fourth Quarter and 2005 Results

During 2005, Cytyc generated $176.0 million of cash flow from operations bringing the total cash and investments at the end of the year to $220.6 million after the purchase of Proxima Therapeutics and the repurchase of $50 million of common stock through the Company’s stock repurchase program during 2005.

Non-GAAP Information

In addition to disclosing results determined in accordance with generally accepted accounting principles, or GAAP, Cytyc also discloses adjusted, or non-GAAP, results of operations that exclude certain items. By disclosing this non-GAAP information, management intends to provide investors with additional information to further analyze Cytyc’s performance, core results and underlying trends. In order to better assess operating trends, management utilizes a measure of adjusted net income and adjusted diluted net income per common share on a non-GAAP basis that excludes for the applicable periods (1) a charge, net of tax effects, related to the DEKA Products Limited Partnership arbitration panel decision in the first quarter of 2005 and (2) a charge related to in-process research and development from Cytyc’s acquisition of Novacept in the first quarter of 2004.

Excluded charges are considered to be non-recurring and non-operational in the applicable period. Management believes adjusted net income provides useful supplemental information to management and investors regarding the performance and underlying trends of Cytyc’s business operations and facilitates comparisons to its historical operating results. Management uses this information internally for forecasting, budgeting and evaluating the effectiveness of Cytyc’s operational strategies. Management believes it is important to provide investors with the same metrics used by management to measure core operating performance, which assists investors in analyzing the underlying trends in Cytyc’s business over time.

Non-GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of Cytyc’s profitability or liquidity. Users of this financial information should consider the types of events and transactions for which adjustments have been made. See the tables to this press release for a reconciliation of non-GAAP amounts to amounts reported under GAAP.

Cytyc management will discuss fourth quarter results, business highlights and future expectations during a conference call on February 2, at 8:30 a.m. (Eastern). The call will be hosted by Patrick Sullivan, chairman, president, and chief executive officer; Daniel Levangie, executive vice president and chief commercial officer; and Timothy Adams, chief financial officer. A live webcast of the call may be accessed at Cytyc’s website, http://ir.cytyc.com, and the event will be available for replay at this site approximately two hours following the call until February 16, 2006. Those without web access may access the call by dialing 201-689-8560. A telephonic replay of the call will be available through February 16, 2006, by dialing 201-612-7415; enter account # 3055 and conference ID # 186032.

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Cytyc Reports Record Fourth Quarter and 2005 Results

Cytyc Corporation is a leading women’s health company that designs, develops, manufactures, and markets innovative and clinically effective products for cervical cancer screening, breast cancer risk assessment, treatment of excessive menstrual bleeding, and treatment of breast cancer.

Cytyc is traded on The Nasdaq Stock Market under the symbol CYTC. Cytyc, ThinPrep, NovaSure, MammoSite, and GliaSite are registered trademarks of Cytyc Corporation.

Forward-looking statements in this press release are made pursuant to the provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, statements relating to Cytyc’s future financial condition, operating results and economic performance, and management’s expectations regarding key customer relationships, future growth opportunities, product acceptance and business strategy, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties, which could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, dependence on key personnel and customers as well as reliance on proprietary technology, uncertainty of product development efforts and product acceptance, management of growth and product diversification, entry into new market segments domestically and new markets internationally, risks associated with litigation, the effective integration of acquired businesses and technologies, competition and competitive pricing pressures, risks associated with the FDA regulatory approval processes and healthcare reimbursement policies in the United States and abroad, introduction of technologies that are disruptive to Cytyc’s business and operations, the impact of new accounting requirements and governmental rules and regulations, as well as other risks detailed in Cytyc’s filings with the Securities and Exchange Commission, including under the heading “Certain Factors Which May Affect Future Results” in its 2004 Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q filed with the Commission. Cytyc cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Cytyc disclaims any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

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Cytyc Corporation

Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Three Months Ended December 31,
	2005	2004
Net sales	$138,641	$110,607
Cost of sales	29,193	24,351

Gross profit	109,448	86,256

Operating expenses:
Research and development	9,328	5,789
Sales and marketing	35,194	28,098
General and administrative	11,648	10,607

Total operating expenses	56,170	44,494

Income from operations	53,278	41,762

Other expense, net:
Interest income	1,266	821
Interest expense	(1,792)	(1,786)
Other expense	(127)	193

Total other expense, net	(653)	(772)

Income before provision for income taxes	52,625	40,990
Provision for income taxes	19,208	15,576

Net income	$33,417	$25,414

Net income per common share:
Basic	$0.29	$0.23

Diluted	$0.27	$0.21

Weighted average common and potential common shares outstanding:
Basic	114,388	112,466

Diluted	126,513	125,946

Cytyc Corporation

Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Years Ended December 31,
	2005	2004
Net sales	$508,251	$393,593
Cost of sales	107,149	82,523

Gross profit	401,102	311,070

Operating expenses:
Research and development	32,330	20,820
In-process research and development	—	19,100
Sales and marketing	131,346	102,011
General and administrative	45,298	35,274
Arbitration decision	7,807	—

Total operating expenses	216,781	177,205

Income from operations	184,321	133,865

Other expense, net:
Interest income	3,280	2,418
Interest expense	(7,168)	(5,376)
Other expense	(1,715)	(510)

Total other expense, net	(5,603)	(3,468)

Income before provision for income taxes	178,718	130,397
Provision for income taxes	65,232	56,809

Net income	$113,486	$73,588

Net income per common share:
Basic	$1.00	$0.66

Diluted	$0.94	$0.63

Weighted average common and potential common shares outstanding:
Basic	113,528	111,148

Diluted	125,446	121,922

Cytyc Corporation

Reconciliation of Non-GAAP Measures

(in thousands, except per share data)

	Years Ended December 31,
	2005	2004
Net income reconciliation:
Net income, as reported	$113,486	$73,588
Arbitration decision charge (1)	4,957	—
Acquired in-process research and development charge (2)	—	19,100

Adjusted net income	$118,443	$92,688

Net income per common share reconciliation:

Net income per common share, diluted, as reported	$0.94	$0.63
Arbitration decision charge (1)	0.04	—
Acquired in-process research and development charge (2)	—	0.16

Adjusted net income per common share, diluted	$0.98	$0.79

Weighted average common and potential common shares outstanding:
Diluted	125,446	121,922

(1)	Charge related to the DEKA Partnership arbitration panel decision in the first quarter of 2005, which was $7.8 million, net of a $2.8 million tax benefit.

(2)	Charge related to in-process research and development from Cytyc’s acquisition of Novacept in the first quarter of 2004.

Cytyc Corporation

Condensed Consolidated Balance Sheets

(in thousands)

	December 31,
	2005	2004
Assets:
Current assets
Cash and investment securities	$220,619	$232,295
Accounts receivable, net	82,833	63,636
Inventories, net	24,033	17,310
Other current assets	9,805	7,549

Total current assets	337,290	320,790

Property and equipment:
Property and equipment	101,604	95,040
Equipment under customer usage agreements	66,832	42,380
Less: accumulated depreciation and amortization	(54,826)	(45,908)

Total property and equipment, net	113,610	91,512

Goodwill and other intangible assets, net	581,957	388,908
Other assets, net	7,022	8,140

Total Assets	$1,039,879	$809,350

Liabilities and Stockholders' Equity:
Current liabilities	$89,183	$42,585
Long-term debt and other non-current liabilities	322,345	279,320
Stockholders' equity	628,351	487,445

Total Liabilities and Stockholders' Equity	$1,039,879	$809,350

Cytyc Corporation

Reconciliation of Net Income per Common Share

(in thousands, except per share data)

The following tables provide reconciliations of the net income and weighted average common shares used in calculating basic and diluted net income per share (using the if-converted method):

	Years Ended December 31,
	2005	2004
Numerator:
Net income, as reported, for basic earnings per share	$113,486	$73,588
Interest expense, net of tax	4,552	3,333

Net income, as adjusted, for diluted earnings per share	$118,038	$76,921

Denominator:
Basic weighted average common shares outstanding	113,528	111,148
Dilutive effect of assumed exercise of stock options	3,492	4,267
Dilutive effect of assumed conversion of convertible debt	8,426	6,507

Weighted average common shares outstanding assuming dilution	125,446	121,922

Basic net income per common share	$1.00	$0.66

Diluted net income per common and potential common share	$0.94	$0.63

	Three Months Ended December 31,
	2005	2004
Numerator:
Net income, as reported, for basic earnings per share	$33,417	$25,414
Interest expense, net of tax	1,138	1,107

Net income, as adjusted, for diluted earnings per share	$34,555	$26,521

Denominator:
Basic weighted average common shares outstanding	114,388	112,466
Dilutive effect of assumed exercise of stock options	3,699	5,054
Dilutive effect of assumed conversion of convertible debt	8,426	8,426

Weighted average common shares outstanding assuming dilution	126,513	125,946

Basic net income per common share	$0.29	$0.23

Diluted net income per common and potential common share	$0.27	$0.21